SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report, August 7, 2002.  Date of earliest event reported, January 15,
1996

(Exact name of registrant as specified in its charter)

LOCH HARRIS, INC.

     State of incorporation               IRS Employer Identification Number
     ----------------------               -----------------------------------
             Nevada                                    87-0418799

              1807 Slaughter LN W 200-506, Austin, Texas 78748-6230
--------------------------------------------------------------------------------
                (Mailing Address of principal executive offices)

Registrant's telephone number, including area code: (512) 328-7808

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


ITEM  1.  Changes  in  Control  of  Registrant.

          None

ITEM  2.  Acquisition  or  Disposition  of  Assets.

          None

ITEM  3.  Bankruptcy  or  Receivership.

          Not  applicable.

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant.

          None.  Not  applicable.


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ITEM  5.  Other  Events

The Board of Directors of Loch Harris, Inc. (the "Company") at its July 22, 2002 Board Meeting, unanimously approved a proposal to place 48,000,000 shares of CDEX-Inc. common stock currently owned by the Company, into a trust. The purpose of the trust would be to hold such shares for the benefit of the Company's shareholders of record, as of September 30, 2002, and to release the shares for distribution to such shareholders as soon as possible after securities registration or any other applicable regulatory and other requirements related to such distribution are satisfied. The trustees of the trust would not be past or current officers or directors of the Company. It is intended that shares would be distributed on the basis of one share of CDEX for each ten shares of the Company held of record on September 30, 2002. The Company may place additional CDEX shares into the trust to be used for expenses and fees. The Company hopes to have the provisions of the trust agreement and the trustees appointed within the next several weeks. The Company is also considering requesting a "no action" position from the Securities and Exchange Commission (Commission) regarding whether or not the Commission would agree that it would not take enforcement action if the stock were distributed to the Company's shareholders without CDEX having registered such stock under the 1933 Securities Act (Act) if CDEX, at the time of distribution, has become a reporting company under the Securities Exchange Act of 1934 (Exchange Act). Additional questions may be presented in such request. It is not anticipated that the Company or the trustees will be providing any advice regarding possible tax effects or other effects of the distribution to the recipients of such stock. Potential recipients should seek advice on such matters from their own advisors. There is no assurance that CDEX will become a reporting company under the Exchange Act; or that, if the Company submits a "no action" request that it will receive a concurring "no action" response from the Commission; or that, if the Commission indicates that it believes registration under the Act is required to accomplish the distribution of the CDEX shares that such shares would or could be registered by CDEX; or that the distribution of shares can be accomplished as contemplated. The Company will attempt to provide updates on matters as warranted.

ITEM  6.  Resignations  of  Registrant's  Directors.

          None.  Not  applicable.


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ITEM  7.  Financial  Statements  and  Exhibits.

          None.  Not  applicable.

ITEM  8.  Changes  in  Fiscal  Year.

          None.  Not  applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCH HARRIS, INC.     Registrant


---------------------------------          ---------------------------------
Rodney A. Boone, President / DATE               Mark Baker, Secretary / DATE

LOCH HARRIS, INC.
AUGUST 7, 2002
FORM 8-K PAGE 2


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